Exhibit 99.1

Alpine Immune Sciences and AbbVie Announce Option and License Agreement for the Development and Commercialization of ALPN-101
- Alpine Immune Sciences grants AbbVie option to license worldwide rights to ALPN-101, a phase 2-ready, first-in-class dual CD28/ICOS costimulation antagonist, building on AbbVie’s commitment to developing novel therapies in Immunology
- Alpine Immune Sciences to receive $60 million in an upfront cash payment; eligible to receive up to $805 million for exercise of the option and success-based development, regulatory and commercial milestones
- Alpine Immune Sciences to conduct a phase 2 study in systemic lupus erythematosus during the option period
- Alpine will host a conference call today at 8:30 a.m. ET -
SEATTLE, WA and NORTH CHICAGO, Ill., June 18, 2020 -- Alpine Immune Sciences, Inc. (NASDAQ: ALPN), a leading clinical-stage immunotherapy company focused on developing innovative treatments for cancer and autoimmune/inflammatory diseases, and AbbVie Inc. (NYSE: ABBV), a research-based global biopharmaceutical company, today announced an exclusive worldwide option and license agreement for ALPN-101, a first-in-class dual CD28/ICOS costimulation antagonist.
CD28 and ICOS are key costimulatory molecules that likely play critical roles in multiple autoimmune and inflammatory diseases. ALPN-101 is a potent inhibitor of both CD28 and ICOS pathways with demonstrated efficacy in multiple preclinical disease models, superior to blockade of either pathway alone. Favorable safety and tolerability, pharmacokinetics and pharmacodynamics have been observed in a first-in-human study in adult healthy volunteers.
“We are very pleased to partner ALPN-101 with AbbVie, a world leader in the development and commercialization of innovative immunology therapies,” said Mitchell H. Gold, M.D., Executive Chairman and Chief Executive Officer of Alpine Immune Sciences. “AbbVie is an ideal partner for ALPN-101, with the therapeutic area expertise, R&D commitment, and global resources needed to maximize ALPN-101’s potential for patients suffering from autoimmune diseases. Today’s agreement validates our unique Directed Evolution platform that has yielded multiple product candidates, including ALPN-101. We look forward to working with our colleagues at AbbVie to potentially transform clinical outcomes in systemic lupus erythematosus, a disease with currently few appealing treatment options.”
“AbbVie’s expertise in Immunology has led to remarkable breakthroughs in the treatment of autoimmune diseases,” said Tom Hudson, M.D., Senior Vice President and Chief Scientific Officer, AbbVie. “ALPN-101’s dual mechanism of action has compelling potential as a next-generation treatment in systemic lupus erythematosus and other autoimmune diseases. We are excited to partner with the team at Alpine on the development of this novel therapeutic.”
Under the terms of the agreement, Alpine will receive an upfront payment of $60 million, and will also be eligible to receive up to an aggregate of $805 million for exercise of the option and success-based development, regulatory and commercial milestones. In addition, Alpine is eligible to receive tiered royalties on net sales of ALPN-101. In exchange, AbbVie will receive an option to an exclusive license for ALPN-101. During the option period, Alpine will conduct a phase 2 study in systemic lupus erythematosus. Upon exercise of the option, AbbVie will conduct all future clinical development, manufacturing and commercialization activities for ALPN-101.
Alpine Immune Sciences will host a conference call today at 8:30 a.m. ET to discuss the option and license agreement and outline the company’s strategic focus moving forward.

Exhibit 99.1

Conference Call and Webcast Details
Alpine Immune Sciences will host a conference call today at 8:30 a.m. ET to discuss today’s announcement. To access the live call by phone, dial (800) 816-3005 (domestic) or (857) 770-0069 (international) using participant passcode 3770288. To access a live webcast of the call, please visit the Investor Relations section of the Alpine Immune Sciences website at www.alpineimmunesciences.com. The recorded webcast will be available for replay for approximately 30 days following the call.
About Alpine Immune Sciences, Inc.
Alpine Immune Sciences, Inc. is committed to leading a new wave of immune therapeutics, creating potentially powerful multifunctional immunotherapies to improve patients’ lives via unique protein engineering technologies. Alpine is backed by world-class research and development capabilities, a highly productive scientific platform, and a proven management team. For more information, visit www.alpineimmunesciences.com. Follow @AlpineImmuneSci on Twitter and LinkedIn.
About AbbVie
AbbVie’s mission is to discover and deliver innovative medicines that solve serious health issues today and address the medical challenges of tomorrow. We strive to have a remarkable impact on people’s lives across several key therapeutic areas: immunology, oncology, neuroscience, eye care, virology, women’s health and gastroenterology, in addition to products and services across its Allergan Aesthetics portfolio. For more information about AbbVie, please visit us at www.abbvie.com. Follow @abbvie on Twitter, Facebook, Instagram, YouTube and LinkedIn.
Forward-Looking Statements
Alpine Immune Sciences, Inc:
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not based on historical fact and include statements regarding our platform technology and potential therapies; the timing of and results from clinical trials and pre-clinical development activities, including those related to our collaboration with AbbVie; clinical and regulatory objectives and the timing thereof; the potential efficacy, safety profile, future development plans, addressable market, regulatory success, and commercial potential of our product candidates, including those related to our collaboration with AbbVie; our ability to achieve milestones in our collaboration with AbbVie; the progress and potential of our other ongoing development programs; the efficacy of our clinical trial designs; expectations regarding our other ongoing collaborations; and our ability to successfully develop and achieve milestones in our development programs. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions and include words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “intend,” and other similar expressions, among others. These forward-looking statements are based on current assumptions that involve risks, uncertainties, and other factors that may cause actual results, events, or developments to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties, many of which are beyond our control, include, but are not limited to: clinical trials may not demonstrate safety and efficacy of any of our or our collaborators’ product candidates; our ongoing discovery and pre-clinical efforts may not yield additional product candidates; our discovery-stage and pre-clinical programs may not advance into the clinic or result in approved products; any of our or our collaborators’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; we may not achieve additional milestones in our proprietary or partnered programs; the impact of expanded product development and clinical activities on operating expenses; the impact of competition; adverse conditions in the general domestic and global economic markets, including as a result of the ongoing COVID-19 pandemic; as well as the other risks identified in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof and we undertake no obligation to

Exhibit 99.1

update forward-looking statements, and readers are cautioned not to place undue reliance on such forward-looking statements.
AbbVie:
Some statements in this news release are, or may be considered, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, failure to realize the expected benefits from AbbVie’s acquisition of Allergan plc (“Allergan”), failure to promptly and effectively integrate Allergan’s businesses, competition from other products, challenges to intellectual property, difficulties inherent in the research and development process, adverse litigation or government action, changes to laws and regulations applicable to our industry and the impact of public health outbreaks, epidemics or pandemics, such as COVID-19. Additional information about the economic, competitive, governmental, technological and other factors that may affect AbbVie's operations is set forth in Item 1A, “Risk Factors,” of AbbVie's 2019 Annual Report on Form 10-K, which has been filed with the Securities and Exchange Commission, as updated by its subsequent Quarterly Reports on Form 10-Q. AbbVie undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.
Contacts
Alpine Immune Sciences, Inc.:
Media:
Julie Normart, W20 Group
559-974-3245 jnormart@w2ogroup.com

Investors:
Laurence Watts, Gilmartin Group, LLC.:
619-916-7620
laurence@gilmartinir.com

AbbVie
Media:
Adelle Infante
847-938-8745
adelle.infante@abbvie.com

Investors:
Liz Shea
847-935-2211
liz.shea@abbvie.com